EXHIBIT 32.2
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of CapTerra Financial Group, Inc. (the “Company”) on Form 10-Q as filed with the Securities and Exchange Commission (the “Report”), I, Joni K. Troska, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

CAPTERRA FINANCIAL GROUP, INC.

AUGUST 23, 2010	/s/ Joni K Troska Joni K Troska
Chief Financial Officer